UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation or Organization)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EX-99.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 19, 2011, Crestwood Midstream Partners LP (the “ Partnership”) issued a press release announcing that the Board of Directors of Crestwood Gas Services GP LLC, the general partner of the Partnership (the “General Partner”), appointed Joel D. Moxley, the General Partner’s current Senior Vice President Operations and Commercial, as Chief Operating Officer. Mr. Moxley will continue to serve as a Senior Vice President of the General Partner. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Mr. Moxley, age 53, was appointed Senior Vice President Operations and Commercial of the General Partner in October 2010. There are no understandings or arrangements between Mr. Moxley and any other person pursuant to which Mr. Moxley was appointed to serve as an officer of the General Partner. The additional biographical, compensation and other information concerning Mr. Moxley required by Item 5.02(c) of Form 8-K was previously reported in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010 and filed with the Securities and Exchange Commission on February 25, 2011, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Crestwood Midstream Partners LP dated August 19, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: August 25, 2011	By:	/s/ William G. Manias
William G. Manias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
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99.1	Press Release issued by Crestwood Midstream Partners LP dated August 19, 2011